Sequiam Corporation and Subsidiaries before Reorganization


Sequiam Corporation
(California)
Sequiam East, Inc.
(China 80%)
Sequiam Software, Inc.
(California 100%)
Sequiam Sport Inc.
(Delaware 97%)
Sequiam Biometrics, Inc.
(Florida 100%)
Sequiam Education, Inc.
(Florida 100%)
Fingerprint Detection Technologies, Inc.
(Florida 100%)
Constellation Biometrics Corporation
(Florida 100%)
Biometrics Security (PTY) LTD (a/k/a Secure Biometrics co.za)
(South Africa 100%)

Sequiam Corporation and Subsidiaries after Reorganization


Sequiam Corporation
(California)
Sequiam East, Inc.
(China 80%)
Sequiam Biometrics, Inc.
(Florida 100%)
Sequiam Biometrics (Pty) Ltd.
(South Africa 100%)